                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  June 30, 1999
                Date of Report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
             (Exact Name of Registrant as Specified in Its Charter)




        Tennessee                    01-12073                     62-1550848
----------------------------    ---------------------        -------------------
(State or Other Jurisdiction    (Commission File No.)         (I.R.S. Employer
of Incorporation)                                            Identification No.)



                            7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)




                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)





                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.           OTHER EVENTS.

Current Percentage Lease Formulas for the Company's Hotels

Equity Inns, Inc. (the "Company") currently owns 99 hotels (the "Hotels") with an aggregate of 12,493 rooms. The Company, through its ownership interest in Equity Inns Partnership, L.P., leases 78 of the Hotels to subsidiaries of Interstate Hotels Company ("Interstate") and its 19 AmeriSuites brand Hotels to a subsidiary of Prime Hospitality Corp., pursuant to percentage lease agreement ("Percentage Leases") that provide for annual rent equal to the greater of (i) a fixed annual base rent ("Base Rent") or (ii) percentage rent based on the revenues of the hotels ("Percentage Rent"). Base Rent and the revenue threshold amounts for Percentage Rent generally adjust annually based on changes in the Consumer Price Index ("CPI"). The remaining two Hotels are operated pursuant to management agreements, one by Interstate and one by CapStar Hotel Co. On June 2, 1998, Interstate was acquired by Patriot American Hospitality, Inc. ("Patriot"). As of March 31, 1999, the Company substantially amended and restated many of the terms of its agreements with Interstate and Patriot in a Consolidated Amendment to Lease Agreements and Master Agreement.

The following sets forth, as of June 30, 1999, (i) the annual Base Rent, (ii) the annual Percentage Rent formula, and (iii) the effective date of the Percentage Lease for each Hotel subject to a Percentage Lease, including any and all adjustments to date for changes in the CPI.

                        Annual        Annual Percentage              Date
       Hotel          Base Rent         Rent Formula               of Lease
-------------------   ---------    -------------------------  ------------------
Hampton Inn           $991,510     32% of room revenue up     March 2, 1994
Albany, New York                   to $1,929,888, plus 70%
                                   of room revenue in excess
                                   of $1,929,888

Hampton Inn           $511,110     30% of room revenue up     March 2, 1994
College Station                    to $1,257,184, plus 68%
Texas                              of room revenue in excess
                                   of $1,257,184

Hampton Inn           $507,390     30% of room revenue up     March 2, 1994
Columbus, Georgia                  to $1,075,224, plus 68%
                                   of room revenue in excess
                                   of $1,075,224

Hampton Inn           $497,429     30% of room revenue up     March 2, 1994
Louisville, Kentucky               to $1,185,503, plus 70%
                                   of room revenue in excess
                                   of $1,185,503

Hampton Inn           $486,515     31% of room revenue up     March 2, 1994
Cleveland, Ohio                    to $1,020,084, plus 68%
                                   of room revenue in excess
                                   of $1,020,084

Hampton Inn           $438,107     30% of room revenue up     March 2, 1994
Sarasota, Florida                  to $1,213,072, plus 70%
                                   of room revenue in excess
                                   of $1,213,072

Hampton Inn           $396,662     30% of room revenue up     March 2, 1994
Fort Worth, Texas                  to $1,378,491, plus 69%
                                   of room revenue in excess
                                   of $1,378,491



                       Annual         Annual Percentage              Date
       Hotel          Base Rent         Rent Formula               of Lease
-------------------   ---------    -------------------------  ------------------
Hampton Inn           $562,765     27% of room revenue up     April 21, 1994
Ann Arbor, Michigan                to $1,496,490, plus 68%
                                   of room revenue in excess
                                   of $1,496,490

Hampton Inn           $396,446     30% of room revenue up     June 7, 1994
Gurnee, Illinois                   to $1,470,023, plus 69%
                                   of room revenue in excess
                                   of $1,470,023

Hampton Inn           $566,127     28% of room revenue up     June 14, 1994
Traverse City,                     to $1,166,755, plus 69%
Michigan                           of room revenue in excess
                                   of $1,166,755

Hampton Inn           $610,239     30% of room revenue up     July 15, 1994
Arlington, Texas                   to $1,532,882, plus 69%
                                   of room revenue in excess
                                   of $1,532,882

Residence Inn         $840,264     27% of room revenue up     September 12, 1994
Eagan, Minnesota                   to $1,274,829, plus 65%
                                   of room revenue in excess
                                   of $1,274,829

Residence Inn         $742,280     27% of room revenue up     September 12, 1994
Tinton Falls,                      to $1,385,108, plus 65%
New Jersey                         of room revenue in excess
                                   of $1,385,108

Hampton Inn           $559,260     30% of room revenue up     September 20, 1994
Milford, Connecticut               to $1,529,574, plus 68%
                                   of room revenue in excess
                                   of $1,529,574

Hampton Inn           $358,542     30% of room revenue up     September 20, 1994
Meriden, Connecticut               to $1,024,495, plus 65%
                                   of room revenue in excess
                                   of $1,024,495

Hampton Inn           $524,513     31% of room revenue up     November 28, 1994
Beckley, West                      to $864,605, plus 68% of
Virbinia                           room revenue in excess of
                                   $864,605

Holiday Inn Express   $224,111     35% of room revenue up     November 28, 1994
Wilkesboro,                        to $731,021, plus 69% of
North Carolina                     room revenue in excess of
                                   $731,021



                       Annual         Annual Percentage              Date
       Hotel          Base Rent         Rent Formula               of Lease
-------------------   ---------    -------------------------  ------------------
Hampton Inn           $459,806     33% of room revenue up     November 28, 1994
Gastonia, North                    to $828,354, plus 66% of
Carolina                           room revenue in excess of
                                   $828,354

Hampton Inn           $432,691     33% of room revenue up     November 28, 1994
Morgantown, West                   to $935,993, plus 65% of
Virginia                           room revenue in excess of
                                   $935,993

Holiday Inn           $309,249     33% of room revenue up     November 28, 1994
Oak Hill, West                     to $780,014, plus 65% of
Virginia                           room revenue in excess of
                                   $780,014, plus 75% of
                                   food and beverage lease
                                   revenue

Holiday Inn           $558,774     33% of room revenue up     November 28, 1994
Bluefield, West                    to $1,605,127, plus 65%
Virginia                           of room revenue in excess
                                   of $1,605,127, plus 15%
                                   of food revenue, plus 8%
                                   of beverage revenue

Hampton Inn           $569,593     31% of room revenue up     December 6, 1994
Naperville, Illinois               to $1,283,630, plus 62%
                                   of room revenue in excess
                                   of $1,283,630

Hampton Inn           $547,723     31% of room revenue up     January 3, 1995
State College,                     to $967,084, plus 62%
Pennsylvania                       of room revenue in excess
                                   of $967,084

Comfort Inn           $331,986     33% of room revenue up     June 15, 1995
Rutland, Vermont                   to $1,328,095, plus 71%
                                   of room revenue in excess
                                   of $1,328,095

Hampton Inn           $535,789     37% of room revenue up     September 20, 1995
Scranton,                          to $1,931,044, plus 74%
Pennsylvania                       of room revenue in excess
                                   of $1,931,044

Hampton Inn           $439,235     33% of room revenue up     September 22, 1995
Fayetteville, North                to $1,230,641, plus 65%
Carolina                           of room revenue in excess
                                   of $1,230,641



                       Annual         Annual Percentage              Date
       Hotel          Base Rent         Rent Formula               of Lease
-------------------   ---------    -------------------------  ------------------
Hampton Inn           $658,688     35% of room revenue up     September 22, 1995
Indianapolis,                      to $1,597,768, plus 71%
Indiana                            of room revenue in excess
                                   of $1,597,768

Hampton Inn           $455,862     34% of room revenue up     September 22, 1995
Jacksonville,                      to $1,542,124, plus 68%
Florida                            of room revenue in excess
                                   of $1,542,124

Holiday Inn           $700,647     38% of room revenue up     September 22, 1995
Mt. Pleasant, South                to $2,252,102, plus 76%
Carolina                           of room revenue in excess
                                   of $2,252,102, plus 5% of
                                   food revenue, plus 20% of
                                   beverage revenue

Comfort Inn           $701,514     37% of room revenue up     November 21, 1995
Jacksonville Beach.                to $3,080,115, plus 75%
Florida                            of room revenue in excess
                                   of $3,080,115, plus 10%
                                   of food revenue, plus 25%
                                   of beverage revenue

Residence Inn         $349,920     35% of room revenue up     December 15, 1995
Omaha, Nebraska                    to $1,721,198, plus 71%
                                   of room revenue in excess
                                   of $1,721,198

Hampton Inn           $608,193     35% of room revenue up     December 27, 1995
Austin, Texas                      to $1,440,606, plus 71%
                                   of room revenue in excess
                                   of $1,440,606

Hampton Inn           $366,246     34% of room revenue up     February 21, 1996
Knoxville (Alcoa),                 to $1,482,623, plus 69%
Tennessee                          of room revenue in excess
                                   of $1,482,623

Hampton Inn           $561,577     36% of room revenue up     March 14, 1996
Baltimore (Glen                    to $1,793,036, plus 72%
Burnie), Maryland                  of room revenue in excess
                                   of $1,793,036

Hampton Inn           $650,582     37% of room revenue up     May 31, 1996
Detroit (Northville),              to $1,647,428, plus 73%
Michigan                           of room revenue in excess
                                   of $1,647,428


                       Annual         Annual Percentage              Date
       Hotel          Base Rent         Rent Formula               of Lease
-------------------   ---------    -------------------------  ------------------
Homewood Suites       $362,819     37% of room revenue up     May 31, 1996
Hartford (Windsor                  to $1,579,932, plus 75%
Locks), Connecticut                of room revenue in excess
                                   of $1,579,932

Homewood Suites       $362,819     (A) From 6/25/96 through   June 25, 1996
Madison, Wisconsin                 12/31/97:  23% of room
                                   revenue up to $1,271,861,
                                   plus 68% of room revenue
                                   in excess of $1,271,861;
                                   (B) From 1/1/98 to end of
                                   lease term:  33% of room
                                   revenue up to $1,579,932,
                                   plus 70% of room revenue
                                   in excess of $1,579,932

Holiday Inn           $440,875     28% of room revenue up     June 28, 1996
Winston-Salem, North               to $1,929,719, plus 77%
Carolina                           of room revenue in excess
                                   of $1,929,719, plus 15%
                                   of food revenue plus 30%
                                   of  beverage revenue

Hampton Inn           $813,827     37% of room revenue up     July 16, 1996
Scottsdale, Arizona                to $1,521,869, plus 73%
                                   of room revenue in excess
                                   of $1,521,869

Hampton Inn           $719,970     36% of room revenue up     July 22, 1996
Chattanooga,                       to $1,988,650, plus 72%
Tennessee                          of room revenue in excess
                                   of $1,988,650

Homewood Suites       $890,781     35% of room revenue up     September 27, 1996
San Antonio, Texas                 to $2,150,029, plus 71%
                                   of room revenue in excess
                                   of $2,150,029

Residence Inn         $679,026     37% of room revenue up     October 1, 1996
Burlington, Vermont                to $1,771,280, plus 74%
                                   of room revenue in excess
                                   of $1,771,280

Homewood Suites       $1,076,477   35% of room revenue up     November 5, 1996
Phoenix (Camelback),               to $2,495,509, plus 71%
Arizona                            of room revenue in excess
                                   of $2,495,509


                       Annual         Annual Percentage              Date
       Hotel          Base Rent         Rent Formula               of Lease
-------------------   ---------    -------------------------  ------------------
Residence Inn         $805,442     37% of room revenue up     January 10, 1997
by Marriott                        to $1,484,446, plus 75%
Colorado Springs,                  of room revenue in excess
Colorado                           of $1,484,446

Residence Inn         $865,115     37% of room revenue up     January 10, 1997
by Marriott                        to $2,204,337, plus 74%
Tucson, Arizona                    of room revenue in excess
                                   of $2,204,337

Residence Inn         $963,773     37% of room revenue up     January 10, 1997
by Marriott                        to $2,190,607, plus 75%
Oklahoma City,                     of room revenue in excess
Oklahoma                           of $2,190,607

Hampton Inn           $507,387     36% of room revenue up     February 14, 1997
Savannah, Georgia                  to $1,344,439, plus 71%
                                   of room revenue in excess
                                   of $1,344,439

Hampton Inn           $660,592     35% of room revenue up     March 5, 1997
Norfolk, Virginia                  to $1,304,997, plus 71%
                                   of room revenue in excess
                                   of $1,304,997

Hampton Inn           $174,041     32% of room revenue up     March 11, 1997
Pickwick, Tennessee                to $736,818, plus 65% of
                                   room revenue in excess of
                                   $736,818

Hampton Inn           $674,826     34% of room revenue up     April 22, 1997
Overland Park,                     to $1,445,307, plus 68%
Kansas                             of room revenue in excess
                                   of $1,445,307

Hampton Inn           $1,011,314   36.2% of room revenue up   June 24, 1997
Addison, Texas                     to $1,544,282, plus 72.4%
                                   of room revenue in excess
                                   of $1,544,282

Hampton Inn           $725,299     35.9% of room revenue up   June 24, 1997
Atlanta (Northlake),               to $1,305,903, plus 71.9%
Georgia                            of room revenue in excess
                                   of $1,305,903

Hampton Inn           $593,341     34.9% of room revenue up   June 24, 1997
Birmingham                         to $1,496,572, plus 69.8%
(Vestavia), Alabama                of room revenue in excess
                                   of $1,496,572


                       Annual         Annual Percentage              Date
        Hotel         Base Rent         Rent Formula               of Lease
-------------------   ---------    -------------------------  ------------------
Hampton Inn           $750,644     36.2% of room revenue up   June 24, 1997
Chapel Hill, North                 to $1,316,801, plus 72.3%
Carolina                           of room revenue in excess
                                   of $1,316,801

Hampton Inn           $562,451     34.9% of room revenue up   June 24, 1997
Charleston, South                  to $1,433,080, plus 69.9%
Carolina                           of room revenue in excess
                                   of $1,433,080

Hampton Inn           $466,872     35.6% of room revenue up   June 24, 1997
Colorado Springs,                  to $1,479,999, plus 71.2%
Colorado                           of room revenue in excess
                                   of $1,479,999

Hampton Inn           $634,657     35.3% of room revenue up   June 24, 1997
West Columbia, South               to $1,233,849, plus 70.5%
Carolina                           of room revenue in excess
                                   of $1,233,849

Hampton Inn           $426,743     35.3% of room revenue up   June 24, 1997
Denver (Aurora),                   to $1,535,101, plus 70.5%
Colorado                           of room revenue in excess
                                   of $1,535,101

Hampton Inn           $542,923     35.2% of room revenue up   June 24, 1997
Detroit (Madison                   to $1,496,345, plus 70.3%
Heights), Michigan                 of room revenue in excess
                                   of $1,496,345

Hampton Inn           $489,317     35.8% of room revenue up   June 24, 1997
Dublin, Ohio                       to $1,419,302, plus 71.7%
                                   of room revenue in excess
                                   of $1,419,3032

Hampton Inn           $468,587     35.5% of room revenue up   June 24, 1997
Kansas City,                       to $1,478,377, plus 71.1%
Missouri                           of room revenue in excess
                                   of $1,478,377

Hampton Inn           $587,118     35.6% of room revenue up   June 24, 1997
Little Rock,                       to $1,322,102, plus 71.3%
Arkansas                           of room revenue in excess
                                   of $1,322,102

Hampton Inn           $823,491     36.0% of room revenue up   June 24, 1997
Memphis (Poplar),                  to $1,531,089, plus 72.0%
Tennessee                          of room revenue in excess
                                   of $1,531,089


                       Annual         Annual Percentage             Date
       Hotel          Base Rent         Rent Formula               of Lease
-------------------   ---------    -------------------------  ------------------
Hampton Inn           $444,972     34.8% of room revenue up   June 24, 1997
Memphis (Sycamore                  to $1,555,958, plus 69.5%
View), Tennessee                   of room revenue in excess
                                   of $1,555,958

Hampton Inn           $811,829     35.4% of room revenue up   June 24, 1997
Nashville (Briley                  to $1,655,626, plus 70.9%
Parkway), Tennessee                of room revenue in excess
                                   of $1,655,626

Hampton Inn           $769,965     35.5% of room revenue up   June 24, 1997
Richardson, Texas                  to $1,350,941, plus 71.1%
                                   of room revenue in excess
                                   of $1,350,941

Hampton Inn           $452,376     34.5% of room revenue up   June 24, 1997
St. Louis (Westport),              to $1,483,533, plus 69.1%
Missouri                           of room revenue in excess
                                   of $1,483,533

Homewood Suites       $651,347     36.5% of room revenue up   June 25, 1997
Germantown,                        to $1,404,565, plus 73.0%
Tennessee                          of room revenue in excess
                                   of $1,404,565

Homewood Suites       $400,066     37.2% of room revenue up   July 10, 1997
Augusta, Georgia                   to $1,033,767, plus 74.5%
                                   of room revenue in excess
                                   of $1,033,767

Hampton Inn           $829,853     36.8% of room revenue up   August 1, 1997
Mountain Brook                     to $1,312,502, plus 73.6%
(Birmingham), Alabama              of room revenue in excess
                                   of $1,312,502

Residence Inn         $1,674,525   35.5% of room revenue up   September 18, 1997
by Marriott                        to $3,193,908, plus 71%
Princeton, New Jersey              of room revenue in excess
                                   of $3,193,908

AmeriSuites           $614,655     35.7% of room revenue up   December 3, 1997
Flagstaff, Arizona                 to $1,452,900, plus 71.3%
                                   of room revenue in excess
                                   of $1,452,900

AmeriSuites           $1,149,534   38% of room revenue up     December 3, 1997
Richmond, Virginia                 to $1,705,747, plus 76.1%
                                   of room revenue in excess
                                   of $1,705,747


                       Annual         Annual Percentage              Date
       Hotel          Base Rent         Rent Formula               of Lease
-------------------   ---------    -------------------------  ------------------
AmeriSuites           $678,992     38% of room revenue up     December 10, 1997
Jacksonville,                      to $1,464,094, plus 76%
Florida                            of room revenue in excess
                                   of $1,464,094

AmeriSuites           $1,139,594   38% of room revenue up     December 10, 1997
Miami, Florida                     to $1,566,510, plus 76%
                                   of room revenue in excess
                                   of $1,566,510

AmeriSuites           $1,112,444   38% of room revenue up     December 10, 1997
Tampa, Florida                     to $1,579,825, plus 76.1%
                                   of room revenue in excess
                                   of $1,579,825

AmeriSuites           $785,240     37.6% of room revenue up   December 10, 1997
Indianapolis                       to $1,595,359, plus 75.1%
(Keystone), Indiana                of room revenue in excess
                                   of $1,595,359

AmeriSuites           $1,000,060   37.2% of room revenue up   December 10, 1997
Kansas City (Overland              to $1,743,211, plus 74.4%
Park), Kansas                      of room revenue in excess
                                   of $1,743,211

AmeriSuites           $796,093     36.5% of room revenue up   December 10, 1997
Cincinnati (Blue                   to $1,536,485, plus 72.9%
Ash), Ohio                         of room revenue in excess
                                   of $1,536,485

AmeriSuites           $707,826     35.9% of room revenue up   December 10, 1997
Cincinnati (Forest                 to $1,602,262, plus 71.8%
Park), Ohio                        of room revenue in excess
                                   of $1,602,262

AmeriSuites           $901,637     37.2% of room revenue up   December 10, 1997
Columbus, Ohio                     to $1,791,129, plus 74.4%
                                   of room revenue in excess
                                   of $1,791,129

Hampton Inn           $1,350,650   37% of room revenue up     April 14, 1998
San Antonio, Texas                 to $1,848,000, plus 74%
                                   of room revenue in excess
                                   of $1,848,000

Homewood Suites       $757,640     35.5% of room revenue up   April 15, 1998
Sharonville, Ohio                  to $1,572,500, plus 70%
                                   of room revenue in excess
                                   of $1,572,500


                       Annual         Annual Percentage              Date
       Hotel          Base Rent         Rent Formula               of Lease
-------------------   ---------    -------------------------  ------------------
Residence Inn         $778,750     35% of room revenue up     April 28, 1998
Boise, Idaho                       to $1,883,940, plus 70%
                                   of room revenue in excess
                                   of $1,883,940

Residence Inn         $2,304,595   39% of room revenue up     April 28, 1998
Portland (Lloyd                    to $3,060,450, plus 74%
Center), Oregon                    of room revenue in excess
                                   of $3,060,450

Hampton Inn & Suites  (i) 1998:    (i) 1998 and 1999: 33.5%   May 1, 1998
Bartlett (Memphis),   $875,000     of room revenue up to
Tennessee             (ii) 1999:   $1,635,000, plus 72.5% of
                      $940,000     room revenue in excess of
                      (iii) 2000   $1,635,000; (ii) 2000 and
                      and          thereafter:  35% of room
                      thereafter:  revenue up to $1,562,000,
                      $799,303     plus 72.5% of room revenue
                                   in excess of $1,562,000

AmeriSuites           $743,850     43.5% of room revenue up   June 26, 1998
Birmingham                         to $1,839,300, plus 69.0%
(Riverchasse),                     of room revenue in excess
Alabama                            of $1,839,300

AmeriSuites           $1,094,540   59.7% of room revenue up   June 26, 1998
Miami (Kendall),                   to $1,941,900, plus 74.0%
Florida                            of room revenue in excess
                                   of $1,941,900

AmeriSuites           $1,088,520   50.2% of room revenue up   June 26, 1998
Baton Rouge,                       to $2,234,800, plus 70.0%
Louisiana                          of room revenue in excess
                                   of $2,234,800

AmeriSuites           $961,300     49.1% of room revenue up   June 26, 1998
Baltimore (BWI),                   to $2,574,800, plus 69.0%
Maryland                           of room revenue in excess
                                   of $2,574,800

AmeriSuites           $1,273,760   47.3% of room revenue up   June 26, 1998
Minneapolis (Mall of               to $2,479,000, plus 69.0%
America), Minnesota                of room revenue in excess
                                   of $2,479,000


                       Annual         Annual Percentage              Date
       Hotel          Base Rent         Rent Formula               of Lease
-------------------   ---------    -------------------------  ------------------
AmeriSuites           $2,229,500   (i) Until 12/31/1999:      June 26, 1998
Las Vegas, Nevada                  49.7% of room revenue up
                                   to $4,148,000, plus 69.0%
                                   of room revenue in excess
                                   of $4,148,000; (ii) after
                                   1/1/2000:  50.6% of room
                                   revenue up to $4,313,900,
                                   plus 70.0% of room revenue
                                   in excess of $4,313,900

AmeriSuites           $934,820     47.6% of room revenue up   June 26, 1998
Albuquerque, New                   to $2,117,500, plus 70.0%
Mexico                             of room revenue in excess
                                   of $2,117,500

AmeriSuites           $1,068,820   50.0% of room revenue up   June 26, 1998
Nashville (Cool                    to $2,293,260, plus 70.0%
Springs), Tennessee                of room revenue in excess
                                   of $2,293,260

AmeriSuites           $942,585     44.3% of room revenue up   June 26, 1998
Memphis (Wolfchase),               to $2,187,320, plus 69.0%
Tennessee                          of room revenue in excess
                                   of $2,187,320

Homewood Suites       (i) 1-6      (i) 1-6 lease months:      August 7, 1998
Seattle, Washington   lease        38.0% of room revenue up
                      months:      to $3,650,000, plus 74.5%
                      $2,215,620;  of room revenue in excess
                      (ii) 7-18    of $3,650,000; (ii) 7-18
                      lease        lease months: 38.0% of
                      months:      room revenue up to
                      $2,615,000;  $3,552,000,  plus
                      (iii) After  74.5% of room revenue
                      19th lease   in excess of $3,552,000;
                      month:       (iii) Lease month 19th
                      $2,215,620   and after: 37.0% of room
                                   revenue up to $3,706,000
                                   plus 74.5% of room
                                   revenue in excess of
                                   $3,706,000


                       Annual         Annual Percentage              Date
       Hotel          Base Rent         Rent Formula               of Lease
-------------------   ---------    -------------------------  ------------------
Homewood Suites       (i) To May   (i) To May 31, 2000:       May 18, 1999
Chicago (Grande       31, 2000:    44.9% of room revenue up
(Avenue), Illinois    $4,159,600;  to $7,489,900, plus 69.0%
                      (ii) June    of room revenue in excess
                      1, 2000 to   of $7,489,900; (ii) June 1,
                      December     2000 to December 31, 2000:
                      31, 2000:    49.0% of room revenue up
                      $4,577,200;  to $10,010,900, plus 71.0%
                      (iii) After  of room revenue in excess
                      January 1,   of $10,010,900; (iii) After
                      2001;        January 2, 2001: 49.0% of
                      $4,250,700   room revenue up to
                                   $9,726,900, plus 71.0% of
                                   room revenue in excess of
                                   $9,726,900

Homewood Suites       (i) To       (i) To December 31, 1999:  June 25, 1999
Orlando, Florida      December     39.5% of room revenue up
                      31, 1999:    to $4,530,300, plus 65.0%
                      $2,739,800   of room revenue in excess
                      (ii)         of $4,530,300; (ii) January
                      January 1,   1, 2000 to December 31,
                      2000 to      49.4% of room
                      December     revenue up to $7,094,800,
                      31, 2000:    plus 71.0% of room revenue
                      $3,057,800;  in excess of $7,094,800;
                      (iii) After  (iii) After January 1, 2001:
                      January 1,   49.4% of room revenue up
                      2001:        to $7,200,000, plus 72.0%
                      $2,630,800   of room revenue in excess
                                   of $7,200,000




ITEM 7.       EXHIBITS.
-------       ---------
10.1(a) --    Consolidated Lease Amendment dated as of November 15, 1996 between
              Equity Inns Partnership, L.P. and  Crossroads/Memphis Partnership,
              L.P. (incorporated by  reference to  Exhibit 10.1 to the Company's
              Current Report on Form 8-K  [Registration No. 01-12073] filed with the Securities and Exchange Commission on December 31, 1996)

10.1(b)       --  Form  of  Percentage  Lease  Agreement   between  Equity  Inns
              Partnership,    L.P.   and   Crossroads/Future   Company,   L.L.C.
              (incorporated  by  reference to Exhibit  10.1(b) to the  Company's
              Current Report on Form 8-K  [Registration No. 01-12073] filed with the Securities and Exchange Commission on July 16, 1997)

10.2 --       Guaranty of  Leases dated  November 15, 1996  by Interstate Hotels
              Company   (incorporated  by  reference  to  Exhibit  10.2  to  the
              Company's  Current  Report on Form 8-K [Registration No. 01-12073]
              filed with the  Securities and Exchange Commission on December 13,
              1996)

10.3 --       Guaranty of  Leases dated  November 15, 1996  by Interstate Hotels
              Corporation  (incorporated  by  reference  to  Exhibit 10.3 to the
              Company's  Current  Report on Form 8-K [Registration No. 01-12073]
              filed with the  Securities and Exchange Commission on December 13,
              1996)

10.4 --       Master  Agreement  dated as of November 4, 1996 among Equity Inns,
              Inc.,   Equity   Inns   Partnership,   L.P.,   Interstate   Hotels
              Corporation,  Crossroads/Memphis Partnership, L.P. and Crossroads/
              Future Company, L.L.C.  (incorporated by reference to Exhibit 10.4 to the Company's  Current Report on Form 8-K [Registration No. 01-
              12073]  filed  with  the  Securities  and  Exchange  Commission on
              December 13, 1996)

10.5 --       First  Amendment to Master Agreement dated as of November 15, 1996 among Equity Inns, Inc., Equity Inns Partnership, L.P., Interstate
              Hotels  Corporation,  Crossroads/Memphis  Partnership,  L.P.   and
              Crossroads/Future  Company,  L.L.C.  (incorporated by reference to
              Exhibit  10.5  to  the  Company's  Current  Report   on   Form 8-K
              [Registration No. 01-12073] filed with the Securities and Exchange
              Commission on December 13, 1996)

10.6 -- Second Amendment to Master Agreement dated as of February 6, 1997 by Equity Inns, Inc., Equity Inns Partnership, L.P., EQI Financing
              Partnership  I,  L.P.,  Interstate Hotels Corporation, Crossroads/
              Memphis  Partnership,  L.P., Crossroads/Memphis Financing Company,
              L.L.C., and Crossroads/Future Company, L.L.C. (incorporated by reference to Exhibit 10.3 to the Company's Quarterly Report on Form 10-Q [Registration No. 01-12073] for the quarter ended March
              31, 1997 and filed with the Securities and Exchange Commission on April 30, 1997)

10.7 --       Consolidated  Amendment to  Lease  Agreements and Master Agreement
              dated as of March 31, 1999, by and among Equity Inns, Inc., Equity
              Inns  Partnership,  L.P.,  Equity Inns/West Virginia  Partnership,
              L.P., EQI  Financing  Partnership I, L.P., Equity Inns Partnership
              II, L.P., Crossroads/Memphis Partnership, L.P., State College BBQ/
              Concord  Joint  Venture,  Crossroads/Memphis  Financing   Company,
              L.L.C.,  Crossroads/Future  Company,  L.L.C.,   Patriot   American
              Hospitality, Inc.,  Interstate hotels, LLC, Crossroads Hospitality
              Company,   L.L.C.   and   Interstate   Hotels   Management,   Inc.
              (incorporated  by  reference  to  Exhibit  10.7  to  the Company's
              Current Report on Form 8-K  [Registration No. 01-12073] filed with the Securities and Exchange Commission on May 7, 1999)


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     EQUITY INNS, INC.
                                                     (Registrant)



July 20, 1999                     By:  /s/Donald H. Dempsey
-------------                          --------------------
                                  Donald H. Dempsey
                                  Executive Vice President, Secretary, Treasurer
                                  and Chief Financial Officer